                                                            One World Trade Center
   MDG logo                                                New York, New York 10048
                                               212-775-7400 - 888-MAY-DAVIS - Fax: 212-775-8166
                                                               www.maydavis.com

    The Reserve Institutional Trust is a no-load money market fund with four investment portfolios: PRIMARY INSTITUTIONAL FUND, U.S. GOVERNMENT INSTITUTIONAL FUND, U.S. TREASURY INSTITUTIONAL FUND and INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND ("Funds"). The Reserve Institutional Trust is designed for institutional investors as a convenient investment vehicle for short-term funds.

    The objective of each Fund, except the Interstate Tax-Exempt Institutional Fund, is to seek as high a level of current income as is consistent with preservation of capital and liquidity; however, achievement of this objective cannot be assured.

    The objective of the Interstate Tax-Exempt Institutional Fund is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity. There is no assurance that a Fund will achieve its investment objective.

    - PRIMARY INSTITUTIONAL FUND invests in (i) obligations backed by the full faith and credit of the United States Government and its agencies or instrumentalities; (ii) deposit type obligations, acceptances and letters of credit of FDIC insured institutions and foreign banks with assets in excess of $25 billion; (iii) short term corporate obligations rated A-1 or the equivalent thereof; (iv) other similar high quality short term instruments; and (v) instruments fully collateralized by the foregoing instruments.

    - U.S. GOVERNMENT INSTITUTIONAL FUND invests in obligations backed by the full faith and credit of the United States Government or obligations collateralized thereby.

    - U.S. TREASURY INSTITUTIONAL FUND invests exclusively in full-faith and credit obligations of the United States Government that provide interest income exempt from state and local income taxes.

    - INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND invests principally in obligations issued by the states, territories, possessions of the United States and their political subdivisions, duly constituted authorities and corporations.

    Each Fund offers four classes of shares to investors, with each class subject to differing service fees and distribution fees, as follows:

                                                        MAXIMUM           MAXIMUM              MAXIMUM
                                                         ANNUAL           ANNUAL            TOTAL ANNUAL            MINIMUM
                                                      SERVICE FEE*   DISTRIBUTION FEE*   OPERATING EXPENSES+   INITIAL INVESTMENT
                                                      ------------   -----------------   -------------------   ------------------
Class A.............................................        0%                0%                 .25%             $ 10 million
Class B.............................................      .25%                0%                 .50%             $  5 million
Class C.............................................      .25%              .25%                 .75%             $  1 million
Class D.............................................      .25%              .50%                1.00%             $    250,000

---------------

* As a percentage of average net assets.

+ As a percentage of average net assets (exclusive of interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses).

    In all other respects, all classes of shares represent the same interest in the income and assets of each respective Fund.

    SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus sets forth the information about each Fund which a prospective investor should know before investing. A Statement of Additional Information dated January 2, 1997, providing further details about the Funds, has been filed with the Securities and Exchange Commission. It may be obtained without charge by writing or calling the Funds at (800) 637-1700. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

                        Prospectus dated January 2, 1997

 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following tables illustrate all expenses and fees that a shareholder of each of the Funds will incur directly or indirectly.

                 SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

Maximum Sales Load Imposed on Purchases..............................................................  None
Maximum Sales Load Imposed on Reinvested Dividends...................................................  None
Redemption Fees*.....................................................................................  None
Exchange Fees........................................................................................  None

---------------

* A $2.00 fee is charged on redemption checks issued by the Funds of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000, for Class D shareholders. A $100 fee is charged for redemption checks and wire redemptions of less than $100,000 for shareholders of all other classes.

                  ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                       CLASS A     CLASS B     CLASS C     CLASS D
                                                                       -------     -------     -------     -------
Management Fee**.....................................................   .25%        .25%        .25%        .25%
12b-1 Fees...........................................................  [None]      [None]       .25%        .50%
Other Operating Expenses++
  Shareholder Services Fees..........................................  [None]       .25%        .25%        .25%
  Other..............................................................  [None]      [None]      [None]      [None]
Total Operating Expenses.............................................   .25%        .50%        .75%        1.00%

---------------

++ "Other Operating Expenses" are based on an estimated amount for the current fiscal year. The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in a Fund will bear directly or indirectly.

** Each Fund is charged a comprehensive management fee of 0.25% per annum of its average net assets for both advisory and ordinary operating expenses (other than the Service Fee and Distribution Fee) during the year. However, a Fund may be charged for certain non-recurring extraordinary expenses. See "Investment Management Agreement" on page 6.

    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period for each Fund.

                                   ALL FUNDS

                                                                                                  10
                                                             1 YEAR     3 YEARS     5 YEARS      YEARS
                                                             ------     -------     -------     -------
Class A....................................................  $ 2.56     $  8.05     $ 14.07     $ 31.82
Class B....................................................  $ 5.11     $ 16.04     $ 27.97     $ 62.82
Class C....................................................  $ 7.66     $ 23.97     $ 41.69     $ 93.03
Class D....................................................  $10.20     $ 31.84     $ 55.25     $122.46

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                     YIELD

    Current yield refers to the income generated by an investment in a Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.

    The Interstate Tax-Exempt Institutional Fund may also quote its tax equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-free yield. The tax equivalent yield is calculated by dividing the Fund's current or effective yield by the result of one minus a stated federal tax rate.

    In reports or other communications to shareholders of the Trust or in advertising materials, the Trust may compare its performance with that of (1) other money market funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or other relevant indices and industry publications.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund, except the Interstate Tax-Exempt Institutional Fund, is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The investment objective of the Interstate Tax-Exempt Institutional Fund is to seek as high a level of short-term interest income exempt from Federal income taxes as is consistent with preservation of capital and liquidity. There is no assurance that a Fund will achieve its investment objective. The investment objective may not be changed, with respect to a Fund, without the vote of a majority of the outstanding shares of that fund as defined in the Investment Company Act of 1940(" Act").

    The Primary Institutional Fund seeks to attain its objective by investing in U.S. Government securities; deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks; savings and loan associations and savings banks; high-quality domestic and foreign commercial paper as determined by any nationally recognized statistical rating organization or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees; other short-term instruments of similar quality; and instruments collateralized by such obligations.

    The U.S. Government Institutional Fund seeks to attain its objective by investing only in securities backed by the full faith and credit of the United States Government or obligations collateralized thereby.

    The U.S. Treasury Institutional Fund seeks to attain its objective by investing only in securities of the United States Government that provide interest income exempt from state and local income taxes.

    The Interstate Tax-Exempt Institutional Fund seeks to attain its objective by investing principally in obligations issued by states, territories, and possessions of the United States and their subdivisions, duly constituted authorities and corporations, or participation in such obligations; the interest on which is exempt from U.S. federal income taxes.

    United States Government securities include a variety of securities which are issued or guaranteed by the U.S. Treasury, various agencies of the Federal Government and various instrumentalities which have been established or sponsored by the U.S. Government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. United States Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank are also considered U.S. Government securities. Some obligations of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States. Other securities, such as obligations issued by the Federal National Mortgage Association and Student Loan Marketing Association, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by the Federal Home Loan Bank and Federal Home Loan Mortgage Corporation are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

    U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book entries at a Federal Reserve member bank representing ownership of obligation components.

    Under federal law, the income derived from obligations issued by the U.S. Treasury and certain of its agencies and instrumentalities is exempt from state personal income taxes. A substantial majority of the states that tax personal income permit mutual funds to passthrough this tax exemption to shareholders. It is anticipated that a substantial portion of the dividends paid to shareholders of the U.S. Treasury Institutional Fund residing in these states will qualify for this exemption from state taxation. However, a state or local taxing authority may seek, in the future, to tax a shareholder on all or a portion of the interest income of a security held by the U.S. Treasury Institutional Fund.

    The Interstate Tax-Exempt Institutional Fund invests in securities generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers, or in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road, or in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. The Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of the Fund's assets will be invested in Municipal Obligations, except that when business or financial conditions warrant, the Fund may take a defensive position and invest temporarily without limit in taxable U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. See "Other Policies" below for a description of the characteristics and risks of repurchase agreements.

    The Interstate Tax-Exempt Institutional Fund may purchase floating- and variable-rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case, usually upon not more than seven days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit-support arrangements provided by banks. The Interstate Tax-Exempt Institutional Fund may invest any portion of its assets in floating- and variable-rate demand notes secured by bank letters of credit or other credit-support arrangements. Use of letters of credit or other credit-support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. The Interstate Tax-Exempt Institutional Fund will not invest more than 10% of the value of its assets in floating- or variable-rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days' notice.

    In view of the investment of the Interstate Tax-Exempt Institutional Fund in industrial revenue, development bonds and notes secured by letters of credit or guarantees of banks, an investment in Interstate Tax-Exempt Institutional Fund shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations, which may limit both the amounts and the types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money-market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    The Interstate Tax-Exempt Institutional Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser to those rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

    The Primary Institutional Fund may invest in obligations of U.S. banking institutions that are insured by the FDIC; commercial paper which is rated, at the time of investment, P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P") or the equivalent thereof; and obligations of foreign banks which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Fund's investment adviser, are of comparable quality to obligations of United States banks which may be purchased by the Primary Institutional Fund. Instruments which are not rated may also be purchased by the Primary Institutional Fund provided such instruments are determined to be of comparable quality by the Board of Trustees of the Fund to those rated instruments in which the Primary Institutional Fund may invest.

    The Primary Institutional Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars) and foreign branches of foreign banks. Euro and Yankee dollar investments involve certain risks that are different from investments in obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign branches of foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. The Primary Institutional Fund will limit its investment in foreign branches of foreign banks to those banks located in Australia, Canada, Western Europe and Japan. The Primary

Institutional Fund may also invest in municipal obligations secured by bank letters of credit, the interest on which is not exempt from federal income taxation.

OTHER POLICIES. The Primary, U.S. Government and U.S. Treasury Institutional Funds may engage, without limitation, in repurchase-agreement transactions. A repurchase agreement is a transaction by which a Fund purchases a security (U.S. Government or other) and simultaneously commits to resell that security to the seller at the same price, plus interest at a specified rate. Repurchase agreements usually have a short duration, often less than one week. The Funds will limit repurchase agreements to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Funds' Board of Trustees. The investment adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Funds will require additional collateral. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, a portfolio may incur a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, a Fund may encounter difficulties and might incur costs or possible losses of principal and income upon the exercise of its rights under the repurchase agreement. The U.S. Treasury Institutional Fund will limit its investment in repurchase agreements with respect to securities backed only by the full faith and credit of the U.S. Government to not more than 5% of its total assets. Such investment will be for temporary purposes pending the investment in U.S. Treasury obligations. The Primary Institutional Fund may engage in limited repurchase agreement transactions collateralized by first mortgages conforming to the lending standards of the Government National Mortgage Association, Federal Home Loan Mortgage Association or Federal National Mortgage Association. Securities subject to repurchase agreements will be placed in a segregated account and the market value will be monitored to ensure that the market value of the securities plus any accrued interest thereon will at least equal the repurchase price.

    The Primary and U.S. Government Institutional Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. In determining whether to lend securities to a particular broker-dealer or financial institution, the Fund will consider all relevant facts and circumstances, including the creditworthiness of the broker-dealer or financial institution. A Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. During the time portfolio securities are on loan the borrower will pay the Fund an amount equivalent to any interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest from the borrower who has delivered equivalent collateral or secured a letter of credit. The value of the securities loaned cannot exceed 25% of the Fund's total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower of the securities. The Statement of Additional Information further explains the Funds' securities-lending policies.

    The Primary, U.S. Government and U.S. Treasury Institutional Funds may invest, without limitation, in U.S. Government securities and in instruments secured or collateralized by U.S. Government securities. A Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice. A Fund will not concentrate (i.e., invest 25% of its total assets) in the securities of issuers in a single industry, except that the Primary Institutional Fund may invest more than 25% of its assets in the banking industry. In addition, a Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government securities or repurchase agreements collateralized by U.S. Government securities). Each Fund has the authority to borrow money (including reverse purchase agreements), for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.

    In order to provide liquidity, each Fund utilizes the following practices: limiting its average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high-quality securities.

INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such stand-by commitment and fail to pay the exercise price, the Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with the stand-by commitment exceeded the current value of the underlying Municipal Obligations. If a bank or other municipal securities dealer defaults under its stand-by commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase Municipal Obligations on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by the Fund to the issuer and no interest accrues to the Fund on such securities. To the extent that assets of the Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Fund may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support-arrangements provided by banks.

    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal alternative minimum tax. It is the position of the Securities and Exchange Commission that in order for a fund to call itself "tax-free," not more than 20% of its net assets may be invested in municipal securities subject to the federal alternative minimum tax or at least 80% of its income must be free of both regular income tax and alternative minimum tax. Income received on such securities is classified as a "tax preference item" which could subject certain investors in such securities, including shareholders of the Fund, to an increased alternative minimum tax. However, as of the date of this Prospectus, the Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money-market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    From time to time the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in Taxable Investments at any time. The Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's investment adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise the Fund's assets and the risk of non-diversification. As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, the Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States Government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees manages each Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, a New Jersey corporation, provides the Funds with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising The Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreement, the Adviser manages each Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction by the Trustees.

    Each Fund pays the Adviser a comprehensive management fee calculated at .25% of its average daily net assets. Under the terms of the Investment Management Agreement with the Funds, the Adviser pays all employee and ordinary operating costs of the Funds. Excluded from the definition of ordinary operating costs are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses and fees under the Distribution Plan and the Service Plan (discussed below).

    The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

    The Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

SERVICE AGREEMENT. The Adviser furnishes to the Fund pursuant to a Service Agreement, at cost, all personnel required for the operations of the funds such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Adviser is reimbursed include salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund, and all other expenses for the conduct of the Fund affairs. Affiliates of the Adviser may provide some of these services. The Adviser is also reimbursed for; interest charges and taxes; the cost of registering for sale, issuing and redeeming Fund shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund's custodian, auditors, lawyers and disinterested Trustees. The Adviser has agreed to repay the Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days' notice.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Reserve Institutional Trust acts as its own transfer agent and dividend-paying agent.

                               HOW TO BUY SHARES

    Shares of a Fund may be purchased by wire only. Shares are sold at the net asset value next determined after receipt of a purchase order in the manner described below. Purchase orders are accepted on any day on which the New York Stock Exchange and the Federal Reserve Bank of New York are open ("Fund Business Day"). For Federal Fund wires to be eligible for same-day order entry, the Fund must be notified before 2:00 PM (New York time for Primary and U.S. Government Funds) (11:00 AM New York time for Interstate and U.S. Treasury Funds) of the amount to be transmitted and the account to be credited, and the Fund must receive the credit at its bank by 3:00 PM (New York time). Orders received by the Fund after the times specified above will be priced at the public offering price in effect at 3:00 PM (New York time) on the next business day. The Fund does not determine net asset value, and purchase orders are not accepted, on the days those institutions observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

    To purchase shares of a Fund by Federal Reserve wire, call the Fund at 1-800-637-1700 or call your sales representative. To protect a Fund's performance and shareholders, the Adviser discourages frequent trading in response to short-term market fluctuations. The Fund reserves the right to refuse any investment that, in its sole discretion, would disrupt the Fund's management.

    If the Public Securities Association recommends that the government securities markets close early, the Fund may advance the time at which it must receive notification of orders for purposes of determining eligibility for dividends on that day. Investors who notify the Fund after the advanced time become entitled to dividends on the following Fund Business Day. If the Fund receives notification of a redemption request after the advanced time, it ordinarily will wire redemption proceeds on the next Fund Business Day.

    If an investor does not remit Federal Funds, such payment must be converted into Federal Funds. This usually occurs within one Fund Business Day of receipt of a bank wire. Prior to receipt of Federal Funds, the investor's monies will not be invested.

    The following procedure will help assure prompt receipt of your Federal Funds wire:

    A. Telephone the Fund, toll free at 1-800-637-1700 and provide the following information:

             Your name
             Address
             Telephone number
             Taxpayer ID number
             The amount being wired
             The identity of the bank wiring funds.

    You will then be provided with a Fund account number. (Investors with existing accounts must also notify the Fund before wiring funds.)

    B. Instruct your bank to wire the specified amount to the Fund as follows:

    An investor may open an account when placing an initial order by telephone, provided the investor thereafter submits an Account Registration Form by mail. An Account Registration Form is included with this Prospectus.

    The Fund reserves the right to reject any purchase order for any reason.

SHARE CERTIFICATES. The Fund maintains a share account for each shareholder. The Trust does not issue share certificates.

ACCOUNT STATEMENTS. Monthly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month.

MINIMUM INVESTMENT REQUIRED. The minimum initial investment in each Fund is $10 million for Class A shares, $5 million for Class B shares, $1 million for Class C shares, and $250,000 for Class D shares. There is no minimum subsequent investment for any of the classes of shares. The Fund reserves the right to waive the minimum investment requirement.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of each Fund is calculated at the close of each business day (normally 4:00 PM New York time) by taking the sum of the value of each Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of each Fund to seek to maintain a stable NAV per share of $1.00, although this share price is not guaranteed.

DISTRIBUTOR. The Funds' distributor is Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Adviser.

DISTRIBUTION PLAN AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries, and financial institutions. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states. Some of these firms participate in the Fund's Distribution Plan and Service Plan.

    The Reserve Institutional Trust maintains the Distribution Plan and related agreements pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Class C and D shares of each Fund make assistance payments at annual rates of .25% and .50%, respectively, of the net asset value of broker, financial institution, and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance provided to the Fund. The investment adviser, at its discretion, may pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Fund by such brokers, financial institutions, financial intermediaries and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from other sources available to it for a portion of their costs of advertising and marketing shares of a Fund. All such arrangements are designed to facilitate the sale of a Fund's shares. Class A and B shares do not participate in a 12b-1 distribution plan.

    Under the Service Plan, each Fund may pay a service fee of 0.25% of the net asset value of qualified accounts to brokers or other financial intermediaries as compensation for personal services provided to investors, including maintaining shareholder accounts and responding to inquiries and providing information about investments. Class A shares do not participate in the Service Plan.

CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Certain firms which utilize a centralized purchase method for Fund shares, may have an earlier cut-off for purchase orders than stated above in order to facilitate the transmission of purchase orders by bulk wire. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Some firms may independently establish and charge additional fees such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Funds' transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.

                         SHARES OF BENEFICIAL INTEREST

    The Reserve Institutional Trust was originally organized as a Maryland corporation on February 5, 1981 and reorganized on September 16, 1986 as a Massachusetts business trust, and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were four separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. Although the Trust is a non-diversified mutual fund, each of its separate investment portfolios intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which generally limits a money market fund to investing no more than 5% of its total assets in the securities, except U.S. Government Securities, of any one issuer. The Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and nonassessable and will have no preemptive, conversion or sinking rights. The shareholders of each series are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their series on liquidation. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or changing the fundamental investment policies) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the trust's obligations to third parties unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's and each investment portfolio's obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires each Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    Each Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long-term capital gains will be distributed at least annually.

                                     TAXES

    Each Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Funds intend to satisfy certain requirements imposed by the Internal Revenue Code so as to avoid any federal income or excise tax to them.

PRIMARY INSTITUTIONAL FUND, U.S. GOVERNMENT INSTITUTIONAL FUND, U.S. TREASURY INSTITUTIONAL FUND. For federal income tax purposes, distributions out of interest earned by a Fund and net realized short-term capital gains are taxable as ordinary income. Any distributions of net long-term capital gains are taxable to shareholders as such, regardless of the length of time shares have been owned by the shareholder. Whether a shareholder receives such distribution in cash or reinvests them in additional shares, they will be taxable as either ordinary income or long-term capital gains.

    The U.S. Treasury Institutional Fund intends to invest only in U.S. Treasury securities and obligations of those agencies and instrumentalities of the U.S. Government that provide interest income exempt from state and local income taxes except to the extent uninvested cash is invested in repurchase agreements. Some states have minimum investment requirements that must be met by the U.S. Treasury Institutional Fund. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local taxing authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Institutional Fund. Shareholders should consult with their own tax advisers with respect to the application of their state and local tax laws to these distributions.

INTERSTATE TAX-EXEMPT INSTITUTIONAL FUND. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. Any distributions of net realized long-term capital gains earned by the Fund are taxable to shareholders as such regardless of the length of time the Fund's shares have been owned by the shareholder.

    Shareholders of each series are advised to retain all statements to maintain accurate records of their investments. The Reserve Institutional Trust will report to its shareholders before the end of February of each year as to the source of dividends and other distributions, if any, paid or declared by each Fund during the previous calendar year which may be exempt from state income taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Shares of each Fund are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although the Funds have seven days to transmit payment for share redemptions, they usually transmit payment the same day when redemption requests are received before 12:00 noon (New York time) (11:00 AM New York time for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional Fund) and the next day for requests received after 12:00 noon (New York time) (11:00 AM New York time for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional Fund). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 12:00 noon (New York time) (11:00 AM New York time for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional Fund) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 noon (11:00 AM for the U.S. Treasury Institutional Fund and Interstate Tax-Exempt Institutional
Fund).

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Funds strongly suggest (but not require) that each written redemption be at least $100,000 and require that each telephone redemption be at least $100,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $100 for redemption checks issued by the Funds of less than $100,000, except for Class D shareholders who will be charged $2.00 for redemption checks of less than $100. Payments of $100,000 or more will be wired upon request without charge, except for Class D shareholders who can have payments of $10,000 or more. A shareholder will be charged $100 for wires of less than $100,000, except for Class D shareholders who will be charged $10 for wires less than $10,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association which is not a member of the Federal Reserve wire system to receive your wire, could cause such a delay. If a Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 1-800-637-1700. The Funds may be liable for any losses caused by their failure to employ reasonable procedures. To reduce the risk of loss, proceeds of telephone redemptions may be sent only (1) to the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or (2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of the Fund were purchased or if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank; a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Funds will waive the signature guarantee requirement for Class D shareholders on a redemption request once every thirty (30) days if ALL of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Funds reserve the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases, shareholders should consider using another method of redemption, such as a written request or a redemption by check.

REDEMPTION BY CHECK. (Class D shareholders only) By completing a signature card (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Funds or the firm through which shares of the Funds were purchased, you can write checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder, may choose to impose a fee if it deems a shareholder's actions to be burdensome to the Funds. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Funds. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the funds. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Funds and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing check copies.

STOP PAYMENTS. (Class D shareholders only) The Funds will honor stop payment requests on unpaid shareholder checks provided the Funds are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 2:00 PM (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for one year. A fee Is charged for this service.

AUTOMATIC WITHDRAWAL PLANS. (Class D shareholders only ) If you have an account with a balance of at least $5,000 you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or
(ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER. (Class D shareholders only) You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund for Class D shareholders only. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two business days after receipt of the redemption request. The Funds may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against Funds which are not yet considered collected will be returned and a fee charged against the account (for Class D shareholders only). When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two business days after the purchase by wire.

                              GENERAL INFORMATION

JOINT OWNERSHIP. (Class D shareholders only) When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either person for actions taken by the other person with respect to an account so registered. The investment application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000 for Class D and less than $100,000 for Class A, B and C), the Funds will either levy a monthly charge (currently $5 for Class D and $100 for Class A, B and C). A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Funds.

BACKUP WITHHOLDING. The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, a Fund may be fined $50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts which a correct and certified TIN is not provided or otherwise subject to backup withholding unless the accountholder is a non-resident alien.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and Statement of Additional Information about the other Fund. However, each Fund has acknowledged that it, and not the other Fund, is liable for any material misstatement or omission about it in the Prospectus or Statement of Additional Information.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

RESERVE EASY ACCESS. Easy Access is The Reserve Institutional Trust's 24 hour toll-free, telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 1-800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Funds.

SPECIAL SERVICES. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

PERFORMANCE. The Funds may compare their performance to other income producing alternatives such as (i) money-market funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money-market deposit accounts and NOW accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of funds is not insured by the Federal Deposit Insurance Corporation.

    Yield information is useful in reviewing a Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

               RESERVE CASH PERFORMANCE ACCOUNT AND ACCOUNT PLUS

    The Fund offers a comprehensive package of services which enhance access to an investment in the portfolios (Class D shareholders only). The Reserve Cash Performance Account and Account Plus ("CPA") services include: (i) any amount checking; and

(ii) a comprehensive monthly statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                                                               November 18, 1997

                          RESERVE INSTITUTIONAL TRUST
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 2, 1997

1. The following information supplements and should be read in conjunction with the section of the Trust's prospectus entitled, "Annual Fund Operating Expenses For All Funds."

       Reserve Management Company, Inc., the Fund's investment adviser, has agreed to permanently lower the shareholder services fee applicable to Class B shares to .45%. Reserve Management Company, Inc., has also agreed to waive .15% of the shareholder services fee applicable to the Primary Institutional Fund Class C shares only, through January 15, 1998. Such shares are not available to all investors.

       Example

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
                Class B...................................    4.60      14.44      25.20       56.69

2. The following information supplements and should be read in conjunction with the Trust's prospectus.

                           PRIMARY INSTITUTIONAL FUND
                             (CLASS B SHARES ONLY)

                              FINANCIAL HIGHLIGHTS

                                                                                            JUNE 2, 1997         JANUARY 21, 1997
                                                                                               THROUGH               THROUGH
                                                                                        SEPTEMBER 30, 1997(1)    MAY 31, 1997(2)
                                                                                        ---------------------    ----------------
Net asset value, beginning of period.................................................         $    1.00              $   1.00
Income from investment operations:
    Net investment income............................................................         $  0.0186              $ 0.0179
    Net realized and unrealized gains on securities..................................                --                    --
                                                                                               --------              --------
    Total from investment operations.................................................         $  0.0186              $ 0.0179
Less distributions
Dividends from net investment income.................................................         $ (0.0186)             $(0.0179)
Distributions from capital gains.....................................................                --                    --
                                                                                               --------              --------
Total distributions..................................................................         $ (0.0186)             $(0.0179)
Net asset value, end of period.......................................................         $    1.00              $   1.00
                                                                                        =================        =============
Total Return(3)......................................................................              5.16%                 4.95%

                            SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------
Net assets, end of period............................................................         $   2,013              $  2,008
Ratio of expenses to average net assets(3)...........................................               .45%                 0.48%
Ratio of net income to average net assets(3).........................................              5.12%                 5.18%

---------------
(1) Unaudited.
(2) The Primary Institutional Fund commenced operations on January 21, 1997. The figures for the period January 21, 1997 through May 31, 1997 have been audited.
(3) Annualized for the perod January 21, 1997 through May 31, 1997.

                       U.S. GOVERNMENT INSTITUTIONAL FUND
                             (CLASSES B AND C ONLY)

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                                                                                          SEPTEMBER 13, 1997
                                                                                                               THROUGH
                                                                                                          SEPTEMBER 30, 1997
                                                                                                          ------------------
Net asset value, beginning of period...................................................................        $   1.00
Income from investment operations:
    Net investment income..............................................................................        $ 0.0025
    Net realized and unrealized gains on securities....................................................              --
                                                                                                               --------
    Total from investment operations...................................................................        $ 0.0025
Less distributions:
Dividends from new investment income...................................................................        $(0.0025)
Distributions from capital gains.......................................................................              --
                                                                                                               --------
Total distributions....................................................................................        $(0.0025)
Net asset value, end of period.........................................................................        $   1.00
                                                                                                          ===============
Total Return(2)........................................................................................            4.60%

                                     SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------------------------
Net assets, end of period..............................................................................        $  2,012
Ratio of expenses to average new assets(2,3)...........................................................            0.60%
Ratio of new income to average net assets(2)...........................................................            4.56%

---------------
(1) The U.S. Government Institutional Fund commenced operations on September 13, 1997.
(2) Annualized for the period September 13, 1997 through September 30, 1997.
(3) Manager waived .15% of its expenses. If there was no waiver, the actual expenses would have been .75%.

            TABLE OF CONTENTS

                                           PAGE
                                           ----
Shareholder Expenses.....................     2
Yield....................................     2
Investment Objective and Policies........     3
Management...............................     6
How to Buy Shares........................     7
Shares of Beneficial Interest............     9
Daily Dividends..........................     9
Taxes....................................     9
Redemptions..............................    10
General Information......................    12
Reserve Cash Performance Account and
  Account Plus...........................    12

   Investors are advised to read and retain this Prospectus for future reference.

                                    MDG logo

                             One World Trade Center
                            New York, New York 10048
                212-775-7400 - 888-MAY-DAVIS - Fax: 212-775-8166
                                www.maydavis.com

                             BALTIMORE  -  NEW YORK

Distributor -- Reserv Partners, Inc.

                        MDG logo

       -------------------------------------------------------------------------
         ----------

       -------------------------------------------------------------------------
         ----------

                  PRIMARY INSTITUTIONAL FUND
                  U.S. GOVERNMENT INSTITUTIONAL FUND
                  U.S. TREASURY INSTITUTIONAL FUND
                  INTERSTATE TAX-EXEMPT
                  INSTITUTIONAL FUND

                  BALTIMORE  -  NEW YORK